Investor Presentation – March 2019

Disclaimer 242, 242, 242 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, our continued ability to source new investments, risks associated with using debt and equity financing to fund our business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common shares, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investment Highlights 242, 242, 242 Service and Experiential Cash ABR1 91.1% Average Investment Per Property $2.0mm Internally-Originated Sale-Leasebacks1,2 82.2% Average Quarterly Investment Activity3 $131mm Based on cash ABR as of December 31, 2018. Percentage of portfolio cash ABR that was attributable to internally originated sale-leaseback transactions, exclusive of GE Seed Portfolio. Average quarterly investment activity represents the trailing eight quarter average as of December 31, 2018. We adjusted our 4Q’18 balance sheet to include closed net investment activity of approximately $53.0 million as of March 8, 2019, and the impact of our recent follow-on offering of common stock. Subject to customary closing conditions, the Company expects to issue 14,030,000 shares of common stock on March 18, 2019. The net proceeds from the sale of these shares is expected to be approximately $234.5 million. Focused Industries 15 of Weighted Average Lease Term (WALT)1 14.2 Years of Collective Net Lease Experience 50+ Years New Vintage Net Lease Portfolio with Strong External Growth Potential Creates a Compelling Investment Opportunity Net Debt-to- Adjusted Annualized EBITDAre4 3.3x Targeted Leverage <6.0x Newly Assembled Portfolio of Single-Tenant Net Lease Properties with Long Duration Leases Experienced Senior Management Team with Track Record of Growing and Managing Public Net Lease Companies to Significant Scale Small-Scale, Single-Tenant Properties Leased to Service-Oriented and Experienced-Based Businesses Disciplined and Proven Investment Strategy Targeting Growth via Sale-Leaseback Transactions with Middle-Market Companies Balance Sheet Well Positioned to Fund External Growth While Maintaining Conservative Long-Term Leverage Profile

Experienced and Proven Management Team Pete Mavoides President & CEO +20 years of experience in the single-tenant net lease industry and has overseen $8 billion of aggregate acquisitions Previously served as President and Chief Operating Officer of Spirit Realty Capital (SRC) and was there from September 2011 to February 2015 Helped transition SRC from a privately-held company with $3.2 billion of total assets to a public company with $8.0 billion of total assets Prior to SRC, served as President and Chief Executive Officer of Sovereign Investment Company and was there from May 2003 to January 2011 Gregg Seibert Executive Vice President & COO +23 years experience in the single-tenant net lease industry Previously served as Executive Vice President and Chief Investment Officer of SRC and was there from September 2003 to May 2016 Helped establish and implement SRC’s investment sourcing, tenant underwriting, asset management and capital markets activities Prior to SRC, held positions as Vice President and Senior Vice President of Underwriting and Research as well as Senior Vice President of Acquisitions at Franchise Finance Corporation of America (FFCA) 242, 242, 242 Hillary Hai CFO & Senior Vice President Previously served as Vice President and Director of Investments at SRC and was there from January 2013 to April 2016 At SRC, underwrote and closed $1 billion of transactions Prior to SRC, worked at Lowe Enterprises Investors, a real estate investment firm, as an analyst Graduated with a BA from the University of California Los Angeles and obtained an MBA from the University of Michigan Dan Donlan Senior Vice President & Head of Capital Markets +12 years covering the single-tenant net lease REIT sector as a sell-side equity research analyst Previously worked at Ladenburg Thalmann & Co. as a Managing Director and senior REIT analyst Prior to Ladenburg, served as Vice President and senior REIT analyst at Janney Capital Markets Before Janney, was an associate analyst at BB&T Capital Markets Graduated with a BBA from the University of Notre Dame Senior Management Has Over 50+ Years of Collective Experience Managing and Investing in Net Lease Real Estate

1Q 2019 Building Essential Properties 242, 242, 242 Our History Cumulative Acquisition Volume1 Partnered with Eldridge Industries to build net lease investment platform Feb 2016 Jun 2016 Aug 2016 Dec 2016 Jan 2017 Feb 2017 Jul 2017 Jun 2018 Mar 2016 Commenced investment activities with a $280mm portfolio acquisition of 262 net lease properties, consisting primarily of restaurants, that were sold as part of the liquidation of GE Capital, also known as the “GE Seed Portfolio” Closed on inaugural master funding ABS bonds, issuing $281mm of investment grade rated mortgage notes SCF Realty separates from Stonebriar to create Essential Properties SCF Realty created as a subsidiary of Stonebriar Commercial Finance Began core investing activities and closed first sale-leaseback transaction Cumulative acquisition volume reaches $458mm Closed second master funding ABS bonds, issuing $248mm of investment grade rated mortgage notes ($mm) Includes transaction costs, lease incentives and amounts funded for construction in progress. Subject to customary closing conditions, the Company expects to issue 14,030,000 shares of common stock on March 18, 2019. The net proceeds from the sale of these shares is expected to be approximately $234.5 million. Completed IPO of 35.3mm shares of common stock for total gross proceeds of $494mm. Concurrent with the IPO, received an additional $125mm from Eldridge Industries in private placements of common stock and OP units Dec 2018 Added to MSCI U.S. REIT Index (RMZ). Raised approximately $234.5 million in net proceeds2 from the Company’s first follow-on offering of common stock Long Standing Industry Relationships Have Allowed the Portfolio to Scale Rapidly and Consistently Cumulative acquisition volume reaches $1.5 billion as of December 31, 2018

242, 242, 242 242, 242, 242 Service-Oriented & Experience-Based Industries Sale-Leaseback Transactions with Middle-Market Tenants Small-Scale Net Leased Properties E-commerce resistant Profit centers essential to tenant’s operations Customers must visit to receive service/experience Longer lease term Unit-level financial reporting Include contractual rent increases Increases diversification Deeper pool of potential buyers Greater alternative uses Small-scale net leased properties are easier to divest and re-let in comparison to larger properties Service-oriented and experience-based businesses are performing well in the current economic environment and increasing store counts Targeted Investment Strategy Based on Decades of Experience Management’s Investment Discipline Has Been Refined Over Multiple Decades of Managing Assets Through Various Credit Cycles Access to growth capital for middle-market businesses is limited and results in attractive risk-adjusted returns

242, 242, 242 Seek to be the Capital Provider of Choice Maintain Direct Relationships with Our Tenants and Actively Seek to Leverage Our Relationships to Identify New Investment Opportunities 242, 242, 242 Relationship-Based Sourcing Percentage of portfolio cash ABR as of December 31, 2018 that was acquired from parties who previously engaged in one or more transaction with a senior management team member. Exclusive of GE Seed Portfolio. Percentage of portfolio cash ABR as of December 31, 2018 that was attributable to internally originated sale-leaseback transactions. Exclusive of GE Seed Portfolio. Repeat Business Through Existing Senior Management Relationships1 92.1% Internally Originated Sale-Leaseback Transactions2 82.2% Tenant Relationships 46.8% Underwriting Methodology Industry View Determine the relevant competitive factors and long-term viability of the industry, avoiding industries subject to long-term functional obsolescence Credit of the Tenant Perform detailed credit reviews of the financial condition of all proposed tenants to determine their financial strength and flexibility Unit-Level Profitability Evaluate the profitability of the business operated at our real estate locations through rent coverage ratios and historical financials Real Estate Valuation Identify whether the underlying real estate is commercially desirable and suitable for use by different tenants

242, 242, 242 New Vintage Portfolio is Focused on Targeted Industries Our Portfolio is the Result of a Disciplined Adherence to Investing in Properties Leased to Service-Oriented and Experience-Based Businesses with Unit-Level Reporting Investment Properties (#)1 677 Square Footage (mm) 6.0 Tenants (#) 161 Industries (#) 15 States (#) 43 Weighted Average Remaining Lease Term (Years)3 14.2 Master Leases (% of Cash ABR) 67.4% Sale-Leaseback (% of Cash ABR)2 82.2% Unit-Level Rent Coverage 2.8x Unit-Level Financial Reporting (% of Cash ABR) 97.5% Occupancy (%) 100% Top 10 Tenants (% of Cash ABR) 33.1% Average Investment Per Property ($mm) $2.0 Average Transaction Size ($mm)2 $7.0 Note: Statistics as of December 31, 2018. Includes one undeveloped land parcel, 12 properties that secure our investment in mortgage loans receivable and four properties under development. Exclusive of GE Seed Portfolio. Includes a $5.7mm mortgage loan that contractually converts to a 20 year master lease in 2019. Portfolio Highlights December 31, 2018 Tenant Industry Diversification E-Commerce Resistant: ~91% of cash ABR comes from service-oriented and experience-based tenants 14.2 Year WALT Limits Near-Term Cash Flow Erosion: Only 3.1% of our cash ABR expires through 2022 Highly Transparent with No Legacy Issues: 97.5% unit-level reporting; investment program started in June 2016

Top 10 Tenant Concentration Essential Has 161 Tenants Across 677 Properties with the Top 10 Representing 181 Properties and 33.1% of Cash ABR 242, 242, 242 Top 10 Tenant1 Properties % of Cash ABR 77 5.0% 5 4.1% 13 3.9% 15 3.6% 5 3.4% 13 2.9% 26 2.7% 3 2.5% 19 2.5% 5 2.5% Top 10 Tenants 181 33.1% Total 677 100.0% Top 10 Tenant Exposure Notes: Statistics as of December 31, 2018. Property count includes one undeveloped land parcel. Represents tenant or guarantor.

242, 242, 242 Net Lease Risk Factor Mitigation by Essential Properties Challenged Retail Categories No exposure to big-box apparel, electronics, sporting goods or other soft goods retailers At-Risk Retail Categories No exposure to pharmacy, dollar stores or discount retailers; de minimis exposure to grocers Asset Concentration No large office, manufacturing or high-dollar special-purpose properties; primarily target smaller asset size (average investment per property of $2.0 million) in service-based and experience-oriented industries Tenant Concentration No single tenant represented more than 5.0% of cash ABR1 Industry Concentration Focus on 15 industries allows balance of deep industry expertise and diversification, while avoiding at-risk categories Opaque Credit Deterioration 97.5% of leases1 obligate tenant to provide unit-level financial reporting Lack of Organic Revenue Growth 97% of leases1 provide for increases with 1.5% weighted average annual escalation rate1,3 assuming 0.0% change in annual CPI Low Rent Recapture at Expiration / Default Focus on smaller-box properties with alternative uses and well-located real estate with at or below market rents Based on cash ABR as of December 31, 2018. Exclusive of GE Seed Portfolio. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Portfolio Built to Mitigate Specific Net Lease Investment Risk Factors The Company Has Purposefully Developed Business Practices and Constructed a Portfolio Designed to Mitigate Key Identifiable Net Lease Risk Factors

Disciplined Underwriting Leading to Healthy Portfolio Metrics 97.5% of Unit-Level Reporting Provides (Near) Real-Time Tenant Visibility 242, 242, 242 Tenant Financial Reporting % of Cash ABR by Unit-Level Coverage2 Long Weighted Remaining Lease Term Healthy Rent Coverage Ratios1 Only 0.7% of cash ABR has less than 1.5x coverage and an implied credit rating lower than BB- Over the next ten years only 1.6% of our expiring cash ABR has a rent coverage ratio of less than 1.5x Tenant Financial Reporting Requirements % of Cash ABR Unit-Level Financial Information 97.5% Corporate-Level Financial Reporting 98.3% Both Unit-Level and Corporate-Level Financial Information 97.2% No Financial Information 1.1% Note: Statistics as of December 31, 2018. ‘NR’ means not reported. The chart illustrates the portions of annualized base rent as of December 31, 2018 attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. 40.5% Rent Coverage Ratio (x) Rent Coverage Ratio (x)

Established and Proven Investment Infrastructure Scalable Platform Allows for Consistent and Attractive Investment Activity without Sacrificing Underwriting Standards and Investment Focus 242, 242, 242 Investment activity has averaged $131mm per quarter over the last eight quarters Cash ABR for the first full month after the investment divided by the purchase price for the property. GAAP rent for the first twelve months after the investment divided by the purchase price for the property. As a percentage of cash ABR for that particular quarter. In aggregate includes the purchase of eight properties with no unit-level reporting per the lease; however, the Company was able to receive financials due to existing relationships with the tenants. Includes a $5.7M mortgage loan that contractually converts to a 20 year master lease in 2019. Excludes one property secured by $3.5 million of short-term financing. Investments 1Q’17 2Q’17 3Q’17 4Q’17 1Q’18 2Q’18 3Q’185 4Q’186 Number of Transactions 12 11 18 21 16 23 34 24 Property Count 35 37 50 90 28 86 62 39 Avg. Investment per Unit (in 000s) $4,108 $2,474 $2,728 $1,742 $2,195 $2,438 $2,047 $2,572 Cash Cap Rates1 7.5% 7.6% 7.7% 7.7% 7.8% 7.6% 7.6% 7.6% GAAP Cap Rates2 8.0% 8.9% 8.9% 8.7% 8.3% 8.7% 8.5% 8.5% Master Lease %3 83% 71% 73% 65% 33% 82% 58% 57% Sale-Leaseback %3 86% 76% 94% 75% 68% 90% 77% 83% % of Financial Reporting3 100% 100% 98% 100% 100% 97%4 100% 90%4 Rent Coverage Ratio 3.1x 4.0x 2.8x 3.1x 2.3x 2.4x 2.7x 2.8x Lease Term Years 17.0 17.3 18.4 15.5 14.1 17.2 16.1 16.6

Dispositions Have Traded at Attractive Cap Rates: Since inception in 2016, we have sold 109 properties for over $130mm and achieved a weighted average cash cap rate of 6.6% on the sale of 71 leased properties7 Diverse Mix of Industries Represented in 2018 Sales: No single industry was overrepresented among our 2018 dispositions, which we believe provides visibility into the value of our diverse portfolio Active Asset Management 242, 242, 242 Proactive Asset Management Mitigates Risk and Maximizes Risk-Adjusted Returns Net of transaction costs. Gains/(losses) based on our aggregate allocated purchase price. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. Property count excludes dispositions in which only a portion of the owned parcel is sold. Excludes one property sold pursuant to an existing tenant purchase option. Excludes the sale of one leasehold property. Excludes two leasehold properties and one property sold pursuant to an existing tenant purchase option. Percentages based on sales price. 2018 Sales8 Since Dispositions 1Q’17 2Q’17 3Q’17 4Q’17 1Q’18 2Q’18 3Q’18 4Q’18 Inception Realized Gain/(Loss)1,2 (0.8%) 8.9% 10.2% 15.9% (1.7%) 9.7%5 (6.6%)6 0.4% 4.3%7 Cash Cap Rate on Leased Assets3 6.5% 6.5% 6.1% 6.4% 6.7% 7.1%5 6.8%6 6.9% 6.6%7 Leased Properties Sold4 3 6 9 8 5 8 17 7 74 Vacant Properties Sold4 4 8 5 4 1 2 4 1 35 Rent Coverage Ratio 3.1x 2.0x 2.4x 1.8x 0.8x 2.1x5 1.8x6 1.8x 1.9x7

Growth Oriented Balance Sheet Supported by Scalable Infrastructure $1.9 Billion Total Capitalization1,2 Selected Credit Ratios 242, 242, 242 Share price of $18.10 as of March 15, 2019. We adjusted our 4Q’18 balance sheet to include closed net investment activity of approximately $53.0 million as of March 8, 2019, and the impact of our recent follow-on offering of common stock. Subject to customary closing conditions, the Company expects to issue 14,030,000 shares of common stock on March 18, 2019. The net proceeds from the sale of these shares is expected to be approximately $234.5 million. Share price of $13.84 as of December 31, 2018. ($mm) Recent Follow-On Equity Offering Primes Balance Sheet for Future Growth Long-Term Leverage Target: <6.0x Net Debt-to-Annualized EBITDAre Common Equity – 73% Debt – 27% Intra Qtr   4Q’183 1Q’191,2 Net Debt / Total Enterprise Value 38.0% 20.1% Net Debt / Adjusted Annualized EBITDAre 5.2x 3.3x

Debt Structure Allows for Capital Flexibility Debt Maturity Schedule1,2 242, 242, 242 Maturity figures for our secured debt are based off of our anticipated repayment schedule. The Series 2016-1 notes mature in November 2046 but have an anticipated repayment date of November 2021. The Series 2017-1 notes mature in June 2047 but have an anticipated repayment date of June 2024.The Series 2016-1 notes can be prepaid without penalty starting on November 26, 2019. The Series 2017-1 notes can be prepaid without penalty starting on November 26, 2021. No Major Debt Maturities Until 2021 The Series 2016-1 notes: Anticipated repayment date is November 2021, but the notes can be prepaid without penalty starting on November 26, 2019. The weighted average interest rate is 4.51%. The Series 2017-1 notes: Anticipated repayment date is June 2024, but the notes can be prepaid without penalty starting on November 26, 2021. The weighted average interest rate is 4.16%.

Differentiated Net Lease Investment Opportunity Strong Unit-Level Coverage2 Service-Oriented & Experience-Based Tenant Profile Limited Immediate-Term Lease Maturities Smaller-Scale Net Leased Properties ü ü ü ü Source: Public filings. Note: Essential Properties data as of February 26, 2019. Public net lease REIT data as of most recent reported quarter. ‘NR’ means not reported. Companies may define service-oriented and experienced-based tenants differently, may calculate weighted average remaining lease term differently, may calculate unit-level coverage differently (including peers on a mean or median basis with EPRT representing a weighted average) and may calculate the percentage of their tenants reporting differently than EPRT. Accordingly, such data for these companies and EPRT may not be comparable. Designations entitled “other” are counted as one industry, even though the “other” segment could represent multiple industries. EPRT, GTY, NNN, O, SRC and STOR coverage based on four-wall; EPR and FCPT coverage based on EBITDAR. NNN receives unit-level financials on 79% of tenants by ABR, but only discloses weighted average rent coverage for tenants that represent more than 2% of ABR. O receives unit-level financials on ~65% of retail tenants by ABR, which account for ~82% of total portfolio ABR. (Average Investment per Property ($mm)) 96% % Unit-Level Financial Reporting3 32% 53% 98% 53% 98% NR NR NR NR 242, 242, 242 12.0 Weighted Average Lease Term (# of Years) 14.0 14.2 10.2 11.5 10.0 11.5 9.6 9.2 8.9 2 Total Number of Tenant Industries1 1 11 15 37 106 32 48 42 17 Essential’s Portfolio Mix and Underlying Fundamentals are Favorable Relative to Peers (% of ABR) (Expiring through 2022)

Public Net Lease REIT Benchmarking Leverage 2019E AFFO per Share Multiple1 2019E AFFO per Share Growth2 Dividend Yield3 Source: Public filings, FactSet and SNL. Note: Market data as of March 15, 2019. Companies may define adjusted cash NOI and adjusted annualized EBITDAre differently. Accordingly, such data for these companies and EPRT may not be comparable. 2019E AFFO per share multiple calculated based on current price per share and FactSet mean 2019E AFFO per share estimates. For comparison purposes to post-IPO EPRT, 2019E AFFO per share growth is calculated based on FactSet mean 2019E AFFO per share estimates and the annualized sum of actual 3Q and 4Q 2018 AFFO per share. Dividend yield calculated based on current price per share and declared dividend per share, annualized, for the most recent quarter. Adjusted annualized EBITDAR of public net lease REITs is for the most recently reported three months ended, as adjusted for subsequent events. ADC, EPR, EPRT, SRC and STOR include adjustments for intra-quarter acquisition and disposition activity. 242, 242, 242 (Net Debt plus Preferred-to-Adjusted Annualized EBITDAre4) Despite Low Leverage and Sector Leading AFFO/sh Growth in 2019, Essential’s Relative Valuation Remains Steeply Discounted

(unaudited, in thousands) Three Months Ended, Dec 31, 2018       Adjusted net operating income ("NOI")1 $29,287       Straight-line rental revenue, net1 (2,542) Amortization of market lease-related intangibles, capitalized lease incentives and non-cash items 100       Adjusted Cash NOI 26,845 Annualized Adjusted Cash NOI 107,380       Applied Cap Rate 6.50% 6.00% 5.50% 5.00% Implied Real Estate Value $1,590,815       Net debt (532,881)       Prepaid expenses and other assets, net of deferred financing costs 4,665 Dividend payable (13,189)       Accrued liabilities and other payables (4,938) Total Net Equity $1,044,472       Total Net Equity - Adjusted for Net Proceeds from March 2019 Follow-On Offering6 $1,278,972       Fully Diluted Shares Outstanding – Adjusted for March 2019 Follow-On Offering6 76,836 Price Per Share $17.44 $19.23 $21.35 $23.89   Implied Cap Rate3 Applied Cap Rate4 Prem / (Disc) to NAV5   4.6% 6.1% 42.7% 5.0% 6.2% 33.8%   5.2% 6.1% 24.3% 5.2% 5.7% 14.1%   5.8% 6.9% 25.0% 6.3% 6.9% 11.5%   6.3% 7.2% 19.9% 6.7% 7.4% 17.6%   7.1% 6.9% (4.5%) 7.2% 6.8% (9.3%) Average 6.0% 6.6% 17.5% Implied Nominal Cap Rate – Sensitivity Analysis Source: Public filings, FactSet and SNL. Note: Market data as of March 15, 2019. Companies may define adjusted cash NOI differently. Accordingly, such data for these companies and EPRT may not be comparable. This adjustment is made as to reflect NOI as if all acquisitions and dispositions of real estate investments made during the three months ended December 31, 2018, had occurred on October 1, 2018. See slide 26 for further detail. Adjusted to exclude $3,047 of deferred financing costs related to our revolving credit facility. Implied nominal cap rate calculated based on adjusted cash NOI for the most recently reported three months, as adjusted for subsequent events, annualized. Consensus Applied Cap Rate per SNL. Premium/(discount) to SNL mean NAV per share calculated based on current price per share and mean NAV per share estimate per SNL. Subject to customary closing conditions, the Company expects to issue 14,030,000 shares of common stock on March 18, 2019. The net proceeds from the sale of these shares is expected to be approximately $234.5 million. 242, 242, 242 Not adjusted for contractual rent bumps, which equate to ~1.5% per annum Implied Cap Rate and NAV Analysis Strong Upside Potential Given Relative Valuation Peer Benchmarking

Completed and Pending Net Investment Activity As of March 8th Activity for the period from January 1, 2019 to March 8, 2019. As of March 8, 2019, we were a party to purchase and sale and other agreements. Includes transaction costs. Net of disposition costs. Includes $0.2 million associated with funding of a tenant mortgage loan to finance construction at a property leased from us and which had no remaining loan commitment at March 8, 2019. Not including transaction costs. While we regard the completion of these pending recent events to be probable, these transactions are subject to customary closing conditions, including the completion of due diligence, and there can be no assurance that these acquisitions/dispositions will be completed on the terms described above or at all. 242, 242, 242 Scaling Portfolio Through New Investments $60.6 million3 30 properties 7.4% weighted average cash cap rate $77.7 million6 35 properties 7.6% weighted average cash cap rate $138.3 million 65 properties 7.5% weighted average cash cap rate Active Asset Management Through Dispositions ($8.6 million)4 5 properties ($5.3 million)6 3 properties ($13.9 million) 8 properties 100% Pre-Leased Build-to-Suit Projects Funded $1.0 million 2 tenants at 2 properties; and, Tenant mortgage loan5 Agreed to Fund $17.7 million 5 tenants at 5 properties $18.7 million Net Investment Activity $53.0 million $90.1 million $143.1 million Completed1 Pending2 Total Completed and Pending Total completed and pending net investment activity of $143.1 million1

Recent Developments & Upcoming Events 242, 242, 242 Recent Developments: February 28th: Inclusion into the MSCI U.S. REIT Index (RMZ) March 13th: Priced Our First Follow-On Offering of Common Stock Raised Approximately $234.5 Million in Net Proceeds1 Increased Total Shares and OP Units Outstanding by ~22%1 Increased Total Free Float by ~40%1 Upcoming Events: April 4th: Morgan Stanley’s Triple-Net REIT Day in New York, NY June 4th-6th: NAREIT REITWeek 2019 June 25th: Mizuho REIT / Real Estate Conference 2019 in New York, NY Subject to customary closing conditions, the Company expects to issue 14,030,000 shares of common stock on March 18, 2019. The net proceeds from the sale of these shares is expected to be approximately $234.5 million, after deducting underwriting discounts and commissions and other estimated offering expenses.

Appendix

Contractual Base Rent Escalation Provisions Provides Source of Internal Growth and a Measure of Inflation Protection 242, 242, 242 Leases contributing 97% of cash ABR provided for base rent escalation, generally ranging from 1.0% to 4.0% annually, with a weighted average annual escalation rate of 1.5%, which assumes 0.0% change in annual CPI 10% of contractual rent escalations by cash ABR are CPI-based, while 87% are based on fixed percentage or scheduled increases 77% of cash ABR derived from flat leases is attributable to leases that provide for contingent rent based on a percentage of the tenant’s gross sales at the leased property Lease Escalation Frequency Lease Escalation Type1 Based on cash ABR as of December 31, 2018. Excludes a $3.5 million short term financing. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Includes a $5.7M mortgage loan that contractually converts to a 20 year master lease with 1.35% annual escalations in 2019.     Weighted Average Lease Escalation Frequency2 % of Cash ABR Annual Escalation Rate1,3 Annually4 78.3% 1.7% Every 2 years 0.7 1.3 Every 3 years 0.2 1.3 Every 4 years 0.7 0.8 Every 5 years 14.6 1.1 Other escalation frequencies 2.6 1.3 Flat 2.9 N/A Total / Weighted Average 100.0% 1.5%

Same-Store Analysis Same-Store NOI Growth of 1.9% in 4Q’18 was Healthy Versus Our Weighted Average Annual Rent Escalation of ~1.5% 242, 242, 242 Same-Store Portfolio: All properties owned, excluding new sites under construction, for the entire same-store measurement period, which is October 1, 2017, through December 31, 2018. The same-store portfolio for Q4 2018 was comprised of 378 properties and represented 51.4% of our current portfolio as measured by contractual cash rent divided by our cash ABR at December 31, 2018. Contractual Cash Rent: The amount of cash rent our tenants are contractually obligated to pay per the in-place lease as of December 31, 2018; excludes percentage rent that is subject to sales breakpoints per the lease. Defined Terms Same-Store Portfolio Performance   Contractual Cash Rent ($000s) % Type of Business 4Q’18 4Q’17 Change Experience $ 1,072 $ 1,056 1.5% Industrial 661 648 2.0% Retail 1,509 1,488 1.4% Service 10,490 10,301 1.8% Vacant - - 0.0% Total Same-Store Rent $ 13,732 $ 13,493 1.8% - Property Operating Expense 171 180 -4.7% Total Same-Store NOI $ 13,561 $ 13,313 1.9%

Financial Summary Condensed Statement of Operations 242, 242, 242 Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $205 and $195 for the three months ended December 31, 2018 and 2017 and $1,082 and $1,123 for the years ended December 31, 2018 and 2017, respectively. Includes reimbursable income from our tenants of $502 and $109 for the three months ended December 31, 2018 and 2017 and $589 and $120 for the years ended December 31, 2018 and 2017, respectively. Includes reimbursable expenses from our tenants of $502 and $17 for the three months ended December 31, 2018 and 2017 and $534 and $27 for the years ended December 31, 2018 and 2017, respectively.     Three Months Ended December 31,   Year Ended December 31, (in thousands, except share and per share data)   2018   2017   2018   2017 (unaudited) (unaudited) (audited) (audited) Revenues:                 Rental revenue1   $ 27,825 $ 17,268 $ 94,944 $ 53,373 Interest income on loans and direct financing leases   277   63   656   293 Other revenue2   548   135   623   783 Total revenues   28,650   17,466   96,223   54,449 Expenses:                 Interest   6,718   7,382   30,192   22,574 General and administrative   3,891   2,163   13,762   8,775 Property expenses3   759   470   1,980   1,547 Depreciation and amortization   8,510   6,275   31,352   19,516 Provision for impairment of real estate 977 941 4,503 2,377 Total expenses   20,855   17,231   81,789   54,789 Other operating income: Gain on dispositions of real estate, net   345   3,012   5,445   6,748 Income from operations 8,140 3,247 19,879 6,408 Other income:                 Interest 211 26 930 49 Income before income tax expense   8,351   3,273   20,809   6,457 Income tax expense 52 128 195 161 Net income   8,299   3,145   20,614   6,296 Net income attributable to non-controlling interests (2,519) — (5,001) — Net income attributable to stockholders and members   $ 5,780   $ 3,145   $ 15,613   $ 6,296 Basic weighted-average shares outstanding   43,057,802             Basic net income per share $ 0.13 Diluted weighted-average shares outstanding   62,217,218             Diluted net income per share $ 0.13

Financial Summary Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO) 242, 242, 242     Three Months Ended December 31,   Year Ended December 31, (unaudited, in thousands except per share amounts)   2018   2017   2018   2017 Net income   $ 8,299   $ 3,145   $ 20,614   $ 6,296 Depreciation and amortization of real estate   8,496   6,274   31,335   19,513 Provision for impairment of real estate   977   941   4,503   2,377 Gain on dispositions of real estate, net   (345)   (3,012)   (5,445)   (6,748) Funds from Operations   17,427   7,348   51,007   21,438 Adjustments:                 Straight-line rental revenue, net   (2,499)   (1,178)   (8,214)   (4,254) Non-cash interest expense   816   574   2,798   1,884 Non-cash compensation expense   1,042   260   2,440   841 Amortization of market lease-related intangibles   52   (196)   336   531 Amortization of capitalized lease incentives   43   38   159   139 Capitalized interest expense   (11)   (93)   (225)   (242) Transaction costs (1) — 57 — Other non-cash items   84   —   84   — Adjusted Funds from Operations   $ 16,953   $ 6,753   $ 48,442   $ 20,337                   Net income per share1:                 Basic   $ 0.13             Diluted   $ 0.13             FFO per share1:                 Basic   $ 0.28             Diluted   $ 0.28             AFFO per share1:                 Basic   $ 0.27             Diluted   $ 0.27             Calculations exclude $145 from the numerator related to dividends paid on our unvested restricted share awards.

Financial Summary Consolidated Balance Sheets 242, 242, 242     December 31, 2018   December 31, 2017 (in thousands, except share, per share, unit and per unit amounts)   (audited)   (audited) ASSETS         Investments:         Real estate investments, at cost:         Land and improvements   $ 420,848   $ 278,985 Building and improvements   885,656   584,385 Lease incentive   2,794   2,275 Construction in progress   1,325   4,076 Intangible lease assets   66,421   62,453 Total real estate investments, at cost   1,377,044   932,174 Less: accumulated depreciation and amortization   (51,855)   (24,825) Total real estate investments, net   1,325,189   907,349 Loans and direct financing lease receivables, net   17,505   2,725 Real estate investments held for sale, net   —   4,173 Net investments   1,342,694   914,247 Cash and cash equivalents   4,236   7,250 Restricted cash   12,003   12,180 Straight-line rent receivable, net   14,255   5,498 Prepaid expenses and other assets, net   7,712   3,045 Total assets   $ 1,380,900   $ 942,220           LIABILITIES AND EQUITY         Secured borrowings, net of deferred financing costs   $ 506,116   $ 511,646 Notes payable to related party   —   230,000 Revolving credit facility 34,000 — Intangible lease liabilities, net   11,616   12,321 Intangible lease liabilities held for sale, net   —   129 Dividend payable   13,189   — Accrued liabilities and other payables   4,938   6,722 Total liabilities   569,859   760,818 Commitments and contingencies   —   — Stockholders' equity:         Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of December 31, 2018   —   — Common stock, $0.01 par value; 500,000,000 authorized; 43,749,092 issued and outstanding as of December 31, 2018   431   — Additional paid-in capital   569,407   — Distributions in excess of cumulative earnings   (7,659)   — Members' equity:         Class A units, $1,000 per unit, 83,700 issued and outstanding as of December 31, 2017   —   86,668 Class B units, 8,550 issued, 1,610 vested and outstanding as of December 31, 2017   —   574 Class C units, $1,000 per unit, 91,450 issued and outstanding as of December 31, 2017   —   94,064 Class D Units, 3,000 issued, 600 vested and outstanding as of December 31, 2017   —   96 Total stockholders' / members' equity   562,179   181,402 Non-controlling interests   248,862   — Total equity   811,041   181,402 Total liabilities and equity   $ 1,380,900   $ 942,220

Financial Summary GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 242, 242, 242 Adjustment assumes all acquisitions and dispositions of real estate investments made during the three months ended December 31, 2018 had occurred on October 1, 2018.     Three Months Ended (unaudited, in thousands)   December 31, 2018 Net income   $ 8,299 Depreciation and amortization   8,510 Interest expense   6,718 Interest income (211) Income tax expense   52 EBITDA 23,368 Provision for impairment of real estate   977 Gain on dispositions of real estate, net (345) EBITDAre   24,000 Adjustment for current quarter acquisition and disposition activity1 1,396 Adjusted EBITDAre - Current Estimated Run Rate   25,396 General and administrative 3,891 Adjusted net operating income ("NOI")   29,287 Straight-line rental revenue, net1 (2,542) Amortization of market lease-related intangibles   52 Amortization of capitalized lease incentives 43 Other non-cash items 5 Adjusted Cash NOI   $ 26,845 Annualized EBITDAre   $ 96,000 Annualized Adjusted EBITDAre $ 101,584 Annualized Adjusted NOI   $ 117,148 Annualized Adjusted Cash NOI $ 107,380

Financial Summary Market Capitalization, Debt Summary and Leverage Metrics 242, 242, 242 Maturity figures for our secured debt are based off of our anticipated repayment schedule. The Series 2016-1 notes mature in November 2046 but have an anticipated repayment date of November 2021. The Series 2017-1 notes mature in June 2047 but have an anticipated repayment date of June 2024. The Series 2016-1 notes can be prepaid without penalty starting on November 26, 2019. The Series 2017-1 notes can be prepaid without penalty starting on November 26, 2021. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $300 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $200 million. Common equity & units as of December 31, 2018, based on 43,749,092 common shares outstanding (including unvested restricted share awards) and 19,056,552 OP units held by non-controlling interests, and share price as of the close of trading on December 31, 2018.                 December 31, 2018 Rate Maturity1 Secured debt:             Series 2016-1, Class A $ 255,078 4.45% 2.9 years Series 2016-1, Class B   17,244   5.43%   2.9 years Series 2017-1, Class A 227,129 4.10% 5.5 years Series 2017-1, Class B   15,669   5.11%   5.5 years Total secured debt 515,120 4.35% 4.1 years               Unsecured debt: Revolving credit facility2   34,000   LIBOR plus 1.45% to 2.15%   3.5 years Total unsecured debt 34,000 Gross debt   549,120     4.1 years Less: cash & cash equivalents (4,236) Less: restricted cash deposits held for the benefit of lenders   (12,003)         Net debt 532,881               Equity: Preferred stock   —         Common stock & OP units (62,805,644 shares @ $13.84/share)3 869,230 Total equity   869,230         Total enterprise value ("TEV") $ 1,402,111               Net Debt / TEV 38.0% Net Debt / Annualized EBITDAre   5.6x         Net Debt / Annualized Adjusted EBITDAre 5.2x

Glossary Supplemental Reporting Measures 242, 242, 242 FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”) and adjusted funds from operations (“AFFO”), both of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our core operating performance, including straight-line rental revenue, non-cash interest expense, non-cash compensation expense, amortization of market lease-related intangibles, amortization of capitalized lease incentives, capitalized interest expense, transaction costs and other non-cash charges. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO and AFFO do not include all items of revenue and expense included in net income, nor do they represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. FFO and AFFO may not be comparable to similarly titled measures reported by other companies.

Glossary Supplemental Reporting Measures 242, 242, 242 We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We calculate EBITDA as earnings before interest, income taxes, and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre are not measures of financial performance under GAAP, and our EBITDA and EBITDAre may not be comparable to similarly titled measures reported by other companies. You should not consider EBITDA and EBITDAre as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash deposits held for the benefit of lenders. We believe excluding cash and cash equivalents and restricted cash deposits held for the benefit of lenders from gross debt, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We calculate NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight-line rental revenue, amortization of capitalized lease incentives and market lease-related intangibles and other non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP, and our NOI and Cash NOI may not be comparable to similarly titled measures reported by other companies. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We adjust EBITDAre, NOI and Cash NOI based on an estimate calculated as if all acquisition and disposition activity that took place during the current quarter had been made on the first day of the quarter. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all properties owned as of the end of the current quarter. You should not unduly rely on these metrics as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates for a variety of reasons.

Glossary of Supplemental Reporting Measures Other Terms 242, 242, 242 Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. GE Seed Portfolio GE seed portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after acquisition divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after acquisition or disposition divided by the purchase or sale price, as applicable, for the property.